Goodwill and Other Intangible Assets - Future Estimated Amortization Expense Related to Amortizable Intangible Assets (Detail) - USD ($) $ in Thousands	Jul. 31, 2021	Jan. 31, 2021	Jan. 31, 2020
Finite-Lived Intangible Assets, Amortization Expense, Maturity Schedule [Abstract]
2022	$ 588	$ 1,266
2023	1,167	1,125
2024	1,032	989
2025	837	828
2026	700	658
Thereafter	2,131	1,884
Net Carrying Amount	$ 6,455	$ 6,750	$ 8,136